                                                                   EXHIBIT 10.19

                        THIRD AMENDMENT TO POST-PETITION
                           LOAN AND SECURITY AGREEMENT

         This THIRD AMENDMENT TO POST-PETITION LOAN AND SECURITY AGREEMENT (this "Amendment") is made and entered into on April 2, 2001, by and among DYERSBURG CORPORATION, a Tennessee corporation ("Dyersburg"), DYERSBURG FABRICS LIMITED PARTNERSHIP, I, a Tennessee limited partnership ("DFLP"), DYERSBURG FABRICS INC., a Tennessee corporation ("DFI"), UNITED KNITTING, INC., a Tennessee corporation ("UKI"), UNITED KNITTING LIMITED PARTNERSHIP, I, a Tennessee limited partnership ("United Knitting"), IQUE, INC., a Tennessee corporation ("IQUE, Inc."), IQUE LIMITED PARTNERSHIP, I, a Tennessee limited partnership ("IQUE"), ALAMAC KNIT FABRICS, INC., a Delaware corporation ("Alamac"), and AIH INC., a Delaware corporation ("AIH") (each of the foregoing individually referred to hereinafter as a "Borrower" and collectively as "Borrowers"); DFIC, INC., a Delaware corporation ("DFIC"); IQUEIC, INC., a Delaware corporation ("IQUEIC"); UKIC, INC., a Delaware corporation ("UKIC"); ALAMAC ENTERPRISES INC., a Delaware corporation ("Alamac Enterprises"); and ALAMAC KNIT FABRICS LLC, a Delaware limited liability company ("Alamac LLC"; each of DFIC, IQUEIC, UKIC, Alamac Enterprises and Alamac LLC individually referred to as a "Guarantor" and collectively as "Guarantors"; Borrowers and Guarantors collectively are referred to hereinafter as "Obligors"); various financial institutions that are parties to the Loan Agreement (as defined below) ("Lenders"); CONGRESS FINANCIAL CORPORATION (SOUTHERN), a Georgia corporation, in its capacity as administrative agent for the Lenders (together with its successors in such capacity, "Administrative Agent"); and FLEET NATIONAL BANK, a national bank, in its capacity as collateral agent for the Lenders (together with its successors in such capacity, "Collateral Agent;" Administrative Agent and Collateral Agent sometimes collectively referred to hereinafter as "Agents").

                                    RECITALS:

         Obligors, Agents and Lenders are parties to a certain Post-Petition Loan and Security Agreement dated September 25, 2000 (as at any time amended, the "Loan Agreement"), pursuant to which Lenders may make loans and other extensions of credit to Borrowers in connection with the Chapter 11 Cases (as defined therein).

         Obligors, Agents and Lenders now desire to amend the Loan Agreement as hereinafter set forth.

         NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. DEFINITIONS. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

     2. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

     (a) By deleting Section 2.1(a)(ii)(B) of the Loan Agreement and inserting the following in lieu thereof: "(B) $18,000,000, less".

     (b) By deleting Section 2.1(a)(ii)(A)(IV) of the Loan Agreement and inserting the following in lieu thereof:

          (IV) the lesser of: (x) fifty percent (50%) of the Value of Eligible Work-In-Process consisting of manufactured yarn, greige cloth Inventory and dyed greige cloth at Borrowers' Dyersburg, Tennessee location and greige cloth Inventory at Alamac's location plus twenty-five percent (25%) of the Value of Eligible Alamac Stock-In-Process and Eligible Finishing Department Inventory or (y) $5,500,000, or

     (c) By deleting the definitions of "Applicable Margin," "DIP Facility," "DIP Term," "Maximum Revolving Credit" and "Revolving Commitment" from Section 1 of the Loan Agreement and by substituting the following in lieu thereof:

          "Applicable Margin" shall mean a percentage equal to (i) 3.5% with respect to Revolving Loans consisting of LIBOR Rate Loans; (ii) 1.5% with respect to Revolving Loans consisting of Base Rate Loans; (iii) 4.0% with respect to any portion of the Term Loan consisting of LIBOR Rate Loans; and
     (iv) 2.0% with respect to any portion of the Term Loan consisting of Base Rate Loans.

          "DIP Facility" shall mean the credit facility established by Agents and Lenders in favor of Borrowers pursuant to this Agreement and pursuant to which the Revolving Commitments and Term Loan Commitments are made available by Lenders.

          "DIP Term" shall mean a period commencing on the date of entry of the Interim Financing Order and ending on June 25, 2001 or such later date as may be agreed to in writing by Debtors, Agents and Lenders in writing.

          "Maximum Revolving Credit" shall mean, on any date, an amount equal to $60,000,000, minus the amount of the Revolving Loans and Letter of Credit Accommodations outstanding under the Pre-Petition Loan Agreement on such date.

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



          "Revolving Commitment" shall mean, at any date for any Lender, the obligation of such Lender to make Revolving Loans and to purchase participations in Letter of Credit Accommodations pursuant to the terms and conditions of this Agreement, which shall not exceed the principal amount set forth opposite such Lender's name under the heading "Revolving Commitment" on the signature pages hereof or the signature page of the Assignment and Acceptance by which it became a Lender, as modified from time to time pursuant to the terms of this Agreement or to give effect to any applicable Assignment and Acceptance; and "Revolving Commitments" means the aggregate principal amount of the Revolving Commitments of all Lenders, the maximum amount of which shall be $60,000,000.

     (d) By deleting Section 9.15 of the Loan Agreement and by substituting the following new Section 9.15 in lieu thereof:

          9.15 CONSOLIDATED EBITDA. Borrowers shall maintain Consolidated EBITDA of at least the amounts set forth below for the periods applicable thereto:

                         Period                                   Amount
                         ------                                   ------
          April 1, 2001 through April 28, 2001                  $1,000,000

          April 1, 2001 through May 26, 2001                    $2,000,000

     3. LIBOR RATE LOANS. Notwithstanding any provisions of the Loan Agreement to the contrary, Borrowers shall not be entitled to obtain any new LIBOR Rate Loans, continue any existing LIBOR Rate Loans for additional Interest Periods or convert any existing Base Rate Loans to LIBOR Rate Loans after the date hereof. Any existing LIBOR Rate Loans will bear interest for remainder of the current Interest Period at the interest rates set forth in the Loan Agreement as modified by this Amendment and at the end of such Interest Periods shall be converted to Base Rate Loans.

     4. REVOLVING COMMITMENTS. In connection with the reduction of the amount of the Revolving Commitments pursuant to this Amendment, the Revolving Commitment of each Lender set forth on the signature pages to the Loan Agreement shall be reduced to the amount set forth below opposite such Lender's name, and the signature pages to the Loan Agreement shall be deemed have been amended to reflect such lesser amounts.

        Congress Financial Corporation (Southern)             $16,363,636.50
        Fleet Capital Corporation                             $16,363,636.50
        General Electric Capital Corporation                  $10,909,091.00
        The CIT Group/Commercial Services, Inc.               $ 8,181,818.00
        Mellon Bank, N.A.                                     $ 8,181,818.00

     5. RATIFICATION AND REAFFIRMATION. Each Obligor hereby ratifies and reaffirms the Obligations, each of the DIP Financing Agreements and all of such Obligor's covenants, duties, indebtedness and liabilities under the Financing Agreements.

     6. ACKNOWLEDGMENTS AND STIPULATIONS. Each Obligor acknowledges and stipulates that the Loan Agreement and the other DIP Financing Agreements executed by such Obligor are legal, valid and binding obligations of such Obligor that are enforceable against such Obligor in accordance with the terms thereof; all of the Obligations are owing and payable without defense, offset or counterclaim (and to the extent there exists any such defense, offset or counterclaim on the date hereof, the same is hereby waived by such Obligor); as of the opening of business on March 8, 2001, the unpaid principal amount of the Revolver Loans totaled $24,823,110 and the unpaid principal amount of the Term Loan totaled $20,050,000.

     7. REPRESENTATIONS AND WARRANTIES. Each Obligor represents and warrants to Agents and Lenders, to induce Agents and Lenders to enter into this Amendment that (a) after giving effect to this Amendment, no Default or Event of Default exists on the date hereof; (b) the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate or partnership action on the part of such Obligor and this Amendment has been duly executed and delivered by such Obligor; (c) and all of the representations and warranties made by such Obligor in the Loan Agreement are true and correct on and as of the date hereof.

     8. REFERENCE TO LOAN AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Loan Agreement, as amended by this Amendment.

     9. BREACH OF AMENDMENT. This Amendment shall be part of the Loan Agreement and a breach of any representation, warranty or covenant herein shall constitute an Event of Default.

     10. EXPENSES OF AGENTS AND LENDERS. Obligors agrees to pay, ON DEMAND, all costs and expenses incurred by Agents and Lenders in connection with the preparation, negotiation and execution of this Amendment, and any other DIP Financing Agreements executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Agents' and Lenders' legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

     11. EFFECTIVENESS; GOVERNING LAW. This Amendment shall be effective upon acceptance by Agents and Lenders in Atlanta, Georgia (notice of which acceptance is hereby waived), whereupon the same shall be governed by and construed in accordance with the internal laws of the State of Georgia.

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     12. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     13. NO NOVATION, ETC. Except as otherwise expressly provided in this Amendment, nothing herein shall be deemed to amend or modify any provision of the Loan Agreement or any of the other DIP Financing Agreements, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to create, a novation or accord and satisfaction, and the Loan Agreement as herein modified shall continue in full force and effect.

     14. COUNTERPARTS; TELECOPIED SIGNATURES. This Amendment may be executed in any number of counterparts and by different parties to this Amendment on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

     15. FURTHER ASSURANCES. Obligors agree to take such further actions as Agents and Lenders shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

     16. SECTION TITLES. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreements among the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal, and delivered by their respective duly authorized officers, on the date first written above.

ATTEST:                                   DYERSBURG CORPORATION

/s/ Paul L. Hallock                       By: /s/ William S. Shropshire, Jr.
--------------------------                    ----------------------------------
PAUL L. HALLOCK                               WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance and                    Executive Vice President,
Assistant Secretary                           Chief Financial Officer, Secretary
                                              and Treasurer

         [CORPORATE SEAL]




                    [Signatures continued on following page]

ATTEST:                                   DYERSBURG FABRICS INC.

/s/ Paul L. Hallock                       By: /s/ W. S. Shropshire, Jr.
--------------------------                    ----------------------------------
PAUL L. HALLOCK                               WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance and                    Executive Vice President,
Assistant Secretary                           Chief Financial Officer, Secretary
                                              and Treasurer

         [CORPORATE SEAL]


ATTEST:                                   UNITED KNITTING, INC.

/s/ Paul L. Hallock                       By: /s/ W. S. Shropshire, Jr.
--------------------------                    ----------------------------------
PAUL L. HALLOCK                               WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance and                    Executive Vice President,
Assistant Secretary                           Chief Financial Officer, Secretary
                                              and Treasurer

         [CORPORATE SEAL]


ATTEST:                                   IQUE, INC.

/s/ Paul L. Hallock                       By: /s/ W. S. Shropshire, Jr.
--------------------------                    ----------------------------------
PAUL L. HALLOCK                               WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance and                    Executive Vice President,
Assistant Secretary                           Chief Financial Officer, Secretary
                                              and Treasurer

         [CORPORATE SEAL]


ATTEST:                                   ALAMAC KNIT FABRICS, INC.

/s/ Paul L. Hallock                       By: /s/ W. S. Shropshire, Jr.
--------------------------                    ----------------------------------
PAUL L. HALLOCK                               WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance and                    Executive Vice President,
Assistant Secretary                           Chief Financial Officer, Secretary
                                              and Treasurer

         [CORPORATE SEAL]



                    [Signatures continued on following page]

ATTEST:                                   AIH INC.

/s/ Paul L. Hallock                       By: /s/ W. S. Shropshire, Jr.
--------------------------                    ----------------------------------
PAUL L. HALLOCK                               WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance and                    Executive Vice President,
Assistant Secretary                           Chief Financial Officer, Secretary
                                              and Treasurer

        [CORPORATE SEAL]



                                          DYERSBURG FABRICS LIMITED
                                          PARTNERSHIP, I

ATTEST:                                   By:   DYERSBURG FABRICS INC., its sole
                                                General Partner

/s/ Paul L. Hallock                       By: /s/ W. S. Shropshire, Jr.
--------------------------                    ----------------------------------
PAUL L. HALLOCK                               WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance and                    Executive Vice President,
Assistant Secretary                           Chief Financial Officer, Secretary
                                              and Treasurer

        [CORPORATE SEAL]



                                          UNITED KNITTING LIMITED
                                          PARTNERSHIP, I

ATTEST:                                   By:    UNITED KNITTING, INC., its sole
                                                 General Partner

/s/ Paul L. Hallock                       By: /s/ W. S. Shropshire, Jr.
--------------------------                    ----------------------------------
PAUL L. HALLOCK                               WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance and                    Executive Vice President,
Assistant Secretary                           Chief Financial Officer, Secretary
                                              and Treasurer

        [CORPORATE SEAL]



                    [Signatures continued on following page]

                                          IQUE LIMITED PARTNERSHIP, I

ATTEST:                                   By: IQUE, INC., its sole General
                                              Partner

/s/ Paul L. Hallock                       By: /s/ W. S. Shropshire, Jr.
--------------------------                    ----------------------------------
PAUL L. HALLOCK                               WILLIAM S. SHROPSHIRE, JR.
Vice President-Finance and                    Executive Vice President,
Assistant Secretary                           Chief Financial Officer, Secretary
                                              and Treasurer

        [CORPORATE SEAL]


ATTEST:                                   DFIC, INC.

By: /s/ Paul L. Hallock                   By: /s/ W. S. Shropshire, Jr.
    ---------------------------------         ----------------------------------
    PAUL L. HALLOCK, Vice President -         WILLIAM S. SHROPSHIRE, JR.,
    Finance, Assistant Secretary              Executive Vice President, Chief
                                              Financial Officer, Treasurer and
                                              Secretary

        [CORPORATE SEAL]



ATTEST:                                   IQUEIC, INC.

By: /s/ Paul L. Hallock                   By: /s/ W. S. Shropshire, Jr.
    ---------------------------------         ----------------------------------
    PAUL L. HALLOCK, Vice President -         WILLIAM S. SHROPSHIRE, JR.,
    Finance, Assistant Secretary              Executive Vice President, Chief
                                              Financial Officer, Treasurer and
                                              Secretary

        [CORPORATE SEAL]



ATTEST:                                   UKIC, INC.


By: /s/ Paul L. Hallock                   By: /s/ W. S. Shropshire, Jr.
    ---------------------------------         ----------------------------------
    PAUL L. HALLOCK, Vice President -         WILLIAM S. SHROPSHIRE, JR.,
    Finance, Assistant Secretary              Executive Vice President, Chief
                                              Financial Officer, Treasurer and
                                              Secretary

        [CORPORATE SEAL]


                    [Signatures continued on following page]

ATTEST:                                   ALAMAC ENTERPRISES INC.


By: /s/ Paul L. Hallock                   By: /s/ W. S. Shropshire, Jr.
    ---------------------------------         ----------------------------------
    PAUL L. HALLOCK, Vice President -         WILLIAM S. SHROPSHIRE, JR.,
    Finance, Assistant Secretary              Executive Vice President, Chief
                                              Financial Officer, Treasurer and
                                              Secretary

        [CORPORATE SEAL]


                                          ALAMAC KNIT FABRICS LLC

ATTEST:                                   BY: ALAMAC KNIT FABRICS, INC., its
                                              sole member

By: /s/ Paul L. Hallock                   By: /s/ W. S. Shropshire, Jr.
    ---------------------------------         ----------------------------------
    PAUL L. HALLOCK, Vice President -         WILLIAM S. SHROPSHIRE, JR.,
    Finance, Assistant Secretary              Executive Vice President, Chief
                                              Financial Officer, Treasurer and
                                              Secretary

        [CORPORATE SEAL]

                                          Accepted:
                                          --------

                                          FLEET NATIONAL BANK, as Collateral
                                          Agent

                                          By: /s/ David Rich
                                              ----------------------------------
                                              Title: Vice President
                                                     ---------------------------


                                          CONGRESS FINANCIAL
                                          CORPORATION (SOUTHERN), as
                                          Administrative Agent and a Lender

                                          By: /s/ Maria P. Holloway
                                              ----------------------------------
                                             Title: Senior Vice President
                                                    ----------------------------

                                          GENERAL ELECTRIC CAPITAL
                                          CORPORATION, as a Lender

                                          By: /s/ Glenn Bartley
                                              ----------------------------------
                                             Title: Duly Authorized Signatory
                                                    ----------------------------


                                          THE CIT GROUP/COMMERCIAL
                                           SERVICES, INC., as a Lender

                                          By: /s/ John Suchaniak
                                              ----------------------------------
                                             Title: Vice President
                                                    ----------------------------


                                          MELLON BANK, N.A., as a Lender

                                          By: /s/ Patrick Aarons
                                              ----------------------------------
                                             Title: Vice President
                                                    ----------------------------


                                          FLEET CAPITAL CORPORATION, as a
                                          Lender

                                          By: /s/ David Rich
                                              ----------------------------------
                                             Title: Vice President
                                                    ----------------------------





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